1 May 2010 (NASDAQ: AUXL) Exhibit 99.1

We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities
Litigation Reform Act of 1995, including statements regarding the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Peyronie’s disease and Frozen Shoulder syndrome; the size of the Dupuytren’s market in the U.S. and EU; the potential for
XIAFLEX to be a blockbuster opportunity; the potential for XIAFLEX to be used in multiple indications; interpretation of market research data; competition within certain markets relevant to the Company’s product candidates; interpretation of clinical results, including the efficacy and tolerability of the Company’s products and product candidates; the timing of the commencement and completion of clinical trials and the timing of reporting of results therefrom; the ability to obtain reimbursement in the U.S. for XIAFLEX for the treatment of Dupuytren’s; the timing of new reimbursement codes for XIAFLEX; the average number of cords that Dupuytren’s contracture patients will have treated with XIAFLEX and the average number of vials used to treat each cord; the timing of the end-of-phase II meeting and of the initiation of phase III for XIAFLEX for the treatment of Peyronie’s disease; the
Company’s ability to manufacture XIAFLEX at the Company’s Horsham facility in sufficient quantities to meet several years of global launch expectations given annual capacity at current yields; the approval of the Marketing Authorization Application for XIAFLEX for the treatment of Dupuytren’s contracture in the European Union; competitive developments affecting the Company’s products and product candidates, including generic competition; the success of the Company’s development activities; future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the protection for Testim afforded by U.S. Patent No. 7,320,968, and those issued on October 27, 2009 and their listing in the Orange Book, the value of extending patent protection for Testim through January 2025, the value and likelihood that patents will be granted from the continuation applications filed by CPEX
Pharmaceuticals, Inc.; the impact of the filing by Upsher-Smith Laboratories, Inc. of an ANDA for a testosterone gel; the Company’s development and operational goals and strategic priorities for fiscal 2010; the ability to fund future operations; and the Company’s expected financial performance during 2010 and financial milestones that it may achieve for 2010, including 2010 Testim net revenues, research and development spending, selling, general and administrative expenses, and stock-based compensation expenses. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the
Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,”
“intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium's Annual Report on Form 10-K for the year ended December 31, 2009 under the heading "Risk Factors“, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the
Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-
looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.
Safe Harbor Statement

3 Opportunities to Build Shareholder Value Note: Seeking partners for Transmucosal film product candidates ®

4

XIAFLEX – Unique, Late-Stage, Blockbuster
Opportunity
• Potential to be the only effective non-surgical treatment for two high unmet needs:
Approved on February 2, 2010 for Dupuytren’s Contracture in U.S.
Promising phase IIb results in Peyronie’s disease
• Well-characterized mode of action
• Worldwide rights support growth
Build company in North America
Partnered with Pfizer in EU for Dupuytren’s and Peyronie’s
Opportunity to add additional indications
Rights for other territories or indications could generate additional cash
• We believe worldwide peak revenues for XIAFLEX could be in excess of $1 Billion annually

• Excessive collagen deposition in
fascia of hand
• Nodules represent early, active form
• Cords develop over time, are palpable,
and result in contractures
• Quality of life and daily activities can
be significantly affected
• Surgery has been the current standard of
care and may be reserved for advanced
disease due to unpredictable results,
complications, long recovery and
recurrence/additional surgeries
Dupuytren’s Contracture is Debilitating for Patients

• Surgery • Needle fasciotomy/
aponeurotomy
• Amputation
Treatment Options Historically Limited to Invasive
Surgery with Significant Recuperation or Are
Unapproved and Ineffective
• Non-surgical options
> Splinting
> Physical therapy
> Corticosteroids

XIAFLEX Offers an Improved Mechanism of
Action
• Clostridial collagenase is faster and more efficient than human collagenase
– Activity of XIAFLEX further enhanced by optimizing the ratio of collagenases in the product
End products
Fast cleavage
Human collagenase Human collagenase
(MMP) (MMP)
Slow cleavage
XIAFLEX XIAFLEX
End products

9 XIAFLEX Offers a Nonsurgical Treatment for Dupuytren’s Contracture

10 A Significant Number of Dupuytren’s Contracture Patients Benefited from Treatment with XIAFLEX

Early Intervention with XIAFLEX May Be the
Most Effective Treatment Approach
Hurst et al. NEJM 2009
N=248
N=125
Keith Denkler, M.D. Plast. Reconstr. Surg., 115802, 2005
Dupuytren’s Fasciectomies in 60 Consecutive Digits using lidocaine with epinepherine and no tournequet

• Most treatment related adverse events were mild or  moderate in intensity and resolved without intervention  within a median of 10 days across studies
• Serious Adverse Events possibly related to treatment were limited in number (10 in total; 0.39% of >2600 injections)
– 4 SAEs were tendon and ligament damage
• No deaths, clinically meaningful changes in grip strength, arterial injuries or nerve injuries related to XIAFLEX reported
• No clinically meaningful changes in laboratory values
• No clinically meaningful systemic allergic reactions
XIAFLEX Was Well-Tolerated in Phase III Studies

XIAFLEX  is a First-line Nonsurgical Option for
Patients with Dupuytren’s Contracture
• Efficacy should compare favorably to surgery
Primary endpoint of 5° for both MP and PIP joints reached with statistical significance in multiple studies
Secondary endpoints support commercial uptake
• Early intervention may be the best treatment approach
• A significant number of patients with Dupuytren’s contractures should be candidates for treatment with XIAFLEX
• 12 month estimated recurrence for 830 joints of 6.7%
• Safety profile should compare favorably to surgery
No systemic exposure and no systemic hypersensitivity reactions
No nerve injuries and no arterial injuries

1. Dupuytren’s Disease – Tubiana, LeClerq,
Hurst, Badalamente, Mackin
2. SDI Claims Data Based Projections
3. Medicare Data Based Projections (BESS
database used, Medicare 5% database also
used to validate numbers)
4. Auxilium Research   (Patient Segmentation,
Forecast Research, WK/AMA Databases)
Sources:
Targeting the Eligible Patient Population
Should Drive Development of the U.S. Market
to Its Full Potential

XIAFLEX Commercial Strategy is Tailored to
Customer Needs
1. ~ 7,000 target physicians
– Hand surgeons, plastic surgeons, orthopedic surgeons, general surgeons, rheumatologists
• Over 1100 physicians have attested to training and eligible to receive XIAFLEX as of
April 30
2. ~ 100 field based personnel
– Sales reps, sales managers, and reimbursement specialists
3. Medical science liaisons
– Key opinion leader and regional opinion leader support
4. Limited distribution network
– Buy and bill
– Specialty pharmacy
– Direct distribution

XIAFLEX Price of $3,250 Determined Following
Detailed Assessment Of Key Stakeholder Drivers
DRIVERS: Financial risk vs. return
• Could provide reimbursement
on par with surgery
• Shorter procedure to allow
larger volumes to be treated
and free up time for other
procedures
DRIVERS: Surgery cost vs. value
of XIAFLEX
DRIVERS: Patients’ out of pocket expense
Patient Physician
Payer
Based on feedback from
customers, we believe that an
average patient will require
1.1 injections to treat 1.5
cords.

• Accounts naive to the reimbursement process will need
customized support
• Miscellaneous J and CPT codes will be used
• Establishment of new product specific J code expected for
2011 and procedure codes (CPT) expected in 2012
• Claims processing at payer level may be inconsistent
throughout 2010 and 2011
Reimbursement Process and Procedures May
Provide Headwinds

• Position XIAFLEX as the non-surgical treatment alternative for physicians, payers and patients
• Achieve high awareness among targeted physicians and diagnosed patients
• Get targeted physicians through training and into distribution database
• Assist physician offices with reimbursement processes and
procedure
Key Objectives for U.S. XIAFLEX Launch in 2010

Sustainable Blockbuster Market for
Dupuytren’s Contracture Anticipated
• High disease prevalence
Based on literature, ~ 6M to 11M patients in U.S. have a Dupuytren’s pit, nodule or cord, but only ~300,000 new patients annually diagnosed in U.S.
• Sustainable patient pool
New patients within an ageing population
Average of 1.5 cords expected to be treated and average 1.1 injections per cord
~ 50% of patients have bilateral disease
Disease progression to additional joints
High recurrence rate for surgery
1,2
• No nonsurgical competition
• Market development represents upside
1 Mikkelsen 1976
2
Tubiana 2006

XIAFLEX I.P. Position for Dupuytren’s Contracture
•
U.S. Orphan Drug  designation granted on May 23, 1996 provides exclusivity for 7 years post-approval in February 2010
•
Market Exclusivity expected in U.S. for 12 years post-approval, per
2010 Patient Protection and Affordable Care Act
•
Market Exclusivity expected in EU for 10 years post-approval
Data protection granted for 8 years
•
Method of Use Patent in U.S. through 2014
•
Use Patent in France, UK, Sweden through 2018
Pending in Germany and Denmark
•
Highly Purified Collagenase product and manufacturing
patent filed (if issued, expected expiry 2027)

XIAFLEX Supply Chain
• API produced in Horsham, PA
2°-
8°C storage expected at launch
Annual capacity at current yield should be sufficient for several years of global launch expectations
1 manufacturing train in use and validated; capacity
to expand for future demand
• Fill and Lyophilization: Hollister-Stier; WA
FDA and EMA-approved facility
Supplies U.S. and EU markets with injectable forms

1
Smith BH. Am J Clin
Pathol. 1966;45:670-678.
2
Somers KD, Dawson DM. J Urol. 1997;157:311-315.
• Scarring phenomenon affecting the
tunica albuginea
1
• Plaques show excessive collagen deposition
2
• Potential Symptoms
> Pain with erection, penile curvature/
deviation, penile shortening, indentations,
and/or erectile dysfunction
> May experience difficulty with sexual
intercourse, loss of self-esteem,
and depression
• There are no approved therapies for the
treatment of Peyronie’s disease
Peyronie’s Disease is a Devastating Disorder

1 Schwarzer U, The prevalence of Peyronie’s disease: Results of a large survey. BJU Int 2001;88:727-30; Mulhall et al: J Urology
2004:171: 2350 - 2353;Rhoden et al: Int J. Impot Res 2001 :13 : 291 - 293; La Pera et al : EUR Urology 2001: 40 :525 - 530.
2 Smith BH. Am J Clin
Pathol.
1966;45:670-678.
3 Lindsay MB, J Urol. 1991;146:1007-1009.
4 Nyberg L, J
Urol.128:
48, 1982
• Prevalence of Peyronie’s disease is estimated at 1 in 20 adult men
1
> Actual prevalence may be higher, based on autopsies
2
• Prevalence rate increases with age
> The average age of disease onset is 53 years
3
• High association with other diseases such as:
> Diabetes, erectile dysfunction (ED), Dupuytren’s
contracture, plantar fascial contracture,
tympanosclerosis, gout, and Paget’s disease
4
• We believe Peyronie’s disease is under-diagnosed
and under-treated
Peyronie’s Disease - an Unmet Medical Need

• The goal of surgery is simply to make the two sides of the penis equal in size through reduction of the longer side
• Post-surgically, graft or prosthetic may be required
• Cost of surgery in U.S. is ~$10-12K
• Patients are highly motivated to attempt other treatments
first
Current Surgical Options Are theTreatment of Last
Resort

• Verapamil
• Vitamin E
• Colchicine
• Potassium aminobenzoate (Potaba)
• Tamoxifen
• Interferon alpha-2a
• Corticosteroids
• Energy transfer treatment including extracorporeal
shock wave therapy (ESWT), laser and ultrasound
therapy, and orthovoltage radiation
Unapproved Treatments for Peyronie’s Disease
Have Been Used With Little Reported Success

Promising Phase IIb Data in Peyronie’s Disease
• Overall – Significant
XIAFLEX effect
– Reduction of penile
curvature
– Improvement in Peyronie’s
Disease Bother
(PRO Domain)
• XIAFLEX With Modeling
– Significant effect in both
penile curvature and
Peyronie’s disease
bother endpoints
• XIAFLEX Without Modeling
– Not significant - Due to strong
placebo response
• Safety profile consistent with
previous XIAFLEX studies
– Well tolerated
– Immunogenicity profile expected
– Injection site bruising, edema,
pain – most common
– No drug related SAEs
– No systemic immunologic events

27 Overall Change in Penile Curvature Improved from Baseline – Week 36

28 Overall Mean Score Change Peyronie’s Disease Bother Domain of the Patient Reported Outcome (PRO) Improved from Baseline – Week 36

29 • Anticipate end of phase II meeting with FDA in 2Q10 to discuss: – Validation of PRO – phase III trial design • Anticipate commencing U.S. phase III study in 2H10 Next Steps for Peyronie’s disease

• Two rounds of quantitative primary research have been
commissioned by Auxilium on XIAFLEX for Peyronie’s
disease
• A combined 575 Urologists have been interviewed to
estimate market size (415 in U.S.; 160 in Europe) and 383
have given feedback on potential usage of XIAFLEX (223
U.S.; 160 Europe)
• Second study (n=472 total & 333 in depth) was designed to
provide 95% confidence level and 7.5% margin of error
Extensive Market Research Performed with
Peyronie’s Surgeons

31 Annually, >210,000 Peyronie’s Candidates Could Exist between U.S. and Europe

XIAFLEX I.P. Position for Peyronie’s Disease
• U.S. Orphan Drug designation granted on January 18, 1996 provides exclusivity for 7 years post-approval
• Market Exclusivity expected in U.S. for 12 years post-approval from first indication, per 2010 Patient Protection and Affordable Care Act
• Market Exclusivity in EU could be extended to 11 years on
approval of additional indication
• Method of Use Patent in U.S. through 2019
• Use Patent Granted in France, UK, and Ireland (expiry 2020)
Pending in Germany, Denmark, and Norway
• Highly Purified Collagenase product and manufacturing patent filed (if issued, expected expiry 2027)

Strategic Partnership with Pfizer for XIAFLEX
in EU
•
Strong working relationship with goal to obtain EMA approval
•
Auxilium is primarily responsible for the global development of XIAFLEX, including all clinical & commercial manufacturing and supply.
•
Pfizer is primarily responsible for:
European territory regulatory activities for Dupuytren’s and Peyronie’s
All European territory commercialization activities for Dupuytren’s and Peyronie’s
All European territory phase IV clinical development for Dupuytren’s and Peyronie’s
•
Compelling economics for Auxilium:
Up-front payment of $75 million
$150 million tied to regulatory milestones ($15M received for MAA acceptance in 1Q10)
$260 million based on sales milestones
Significant increasing double-digit tiered royalties based on sales of XIAFLEX in Pfizer’s territories
•
First EU only partnership for Pfizer

34 Testim ® 1% Testosterone Gel: Near-Term Growth Driver

*Mulligan T. et al. Int J. Clin Pract
2006
•
Proprietary, topical 1% testosterone gel
> Once-a-day application
> Favorable clinical and commercial profile
•
Recent study indicates 39% of U.S.
males over 45 yrs are hypogonadal*
> We estimate that <10% of affected
population receives treatment
•
We believe diagnosis is increasing
through education and awareness
Testim
®
Maintains Double-Digit Growth in
Testosterone Replacement Therapy Market

•
16 clinical studies involving approx. 1,800 patients
> largest placebo-controlled study ever conducted
•
Clinical trial of Testim ® vs. AndroGel ®
> Testim provides 30% higher testosterone absorption (p<0.001)
Patient Results Were Proven in Clinical Studies

37 Gels Continue to Drive Significant Growth in TRT Marketplace Source: IMS data Gel Segment Growth ($) February 2010 L12M: 29.9%

38 Continuing Track Record of Consistent Revenue Growth $44.2M

*Note: The referenced Testim patents are owned by CPEX Pharmaceuticals, Inc.
U.S.
• U.S. Patent # 7,320,968* covering method of use claims for
Testim issued January 22, 2008; expires 2025
• 6 additional U.S. Patents (# 7,608,605 through 610*) covering method of use claims for Testim issued October 27, 2009; expire 2023
• Upsher-Smith Laboratories, Inc. filed an ANDA with paragraph
IV certification referring to the ’968 patent; AUXL filed lawsuit under Hatch-Waxman on Dec. 4, 2008; 30 month stay intact
ROW
• Patent issued in Canada; expires 2023
• Patent issued in Europe; expires 2023
• Patents granted and applications pending in numerous countries worldwide
Testim Patent Coverage

• Auxilium’s Citizen’s Petition was filed in February 2009 and FDA response was received in August 2009.
• FDA has agreed with some of the statements we made in our Citizen's Petition regarding the testing required for generic versions of Testim and disagreed with other statements.
• Although not commenting upon any filing in particular, the FDA did state that
"The practical effect of this determination is that any application for a testosterone gel product that has different penetration enhancers than the reference listed drug cannot be submitted as an ANDA and, instead, will have to be submitted as an
NDA under section 505(b) of the Act.“
FDA Has Granted Our Citizen's Petition In
Part  And Denied It In Part

2010
Q1 ’10       Q1 ’09 Guidance
Testim Revenues $44.2 $34.7        $185-195
R&D Expense* $8.5 $13.5 $50-60
SG&A Expense* $36.1 $26.4          $160-170
Net Loss ($8.6) ($13.2)           N/A
Stock – Based
Comp Expense (* included) $3.8 $4.5           $22-25
Cash & Cash Equivalents $175.8
1Q 2010 Financial Results and 2010 Guidance
($ Millions)
Currently, approximately  47.3  million shares of common stock outstanding, plus 6.4 million outstanding options and 0.1 million warrants to purchase shares of our common stock

Strategic Priorities in 2010
• Execute the launch in the U.S. for XIAFLEX in Dupuytren’s
contracture;
• Support Pfizer in the ongoing regulatory review of the EMA
Dupuytren’s submission and prepare for their potential EU
approval;
• Commence phase III for XIAFLEX in Peyronie’s disease,
assuming a successful End-of phase 2 meeting with FDA in
Q2;
• Prioritize our development of additional pipeline indications for
XIAFLEX; and,
• Continue to maximize Testim revenues while vigorously
defending our intellectual property.

43 Opportunities to Build Shareholder Value Note: Seeking partners for Transmucosal film product candidates ®

James E. Fickenscher/CFO
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
jfickenscher@auxilium.com
William Q. Sargent Jr./ VP IR
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
wsargent@auxilium.com
(NASDAQ: AUXL)
Auxilium Management Contact